THRIVENT SERIES FUND, INC.
THRIVENT VARIABLE LIFE ACCOUNT I
THRIVENT VARIABLE ANNUITY ACCOUNT II
THRIVENT VARIABLE ANNUITY ACCOUNT I
THRIVENT VARIABLE ANNUITY ACCOUNT A
THRIVENT VARIABLE ANNUITY ACCOUNT B
TLIC VARIABLE ANNUITY ACCOUNT A

Supplement to Prospectuses dated May 1, 2004
Regarding
Thrivent Partner High Yield Portfolio

Effective June 1, 2004, Pacific Investment Management Company LLC will no longer serve as investment subadviser to the Thrivent Partner High Yield Portfolio, and Thrivent Financial for Lutherans, the Portfolio's investment adviser, will provide all investment management services.

This date of this Supplement is May 28, 2004.

Please include this Supplement with your Prospectus.